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                                                                     EX-99.n.a1

                                                                   Appendix "A"

                          List of Series and Classes

Series                                                                  Classes
------                                                                  -------

Global Fund                                       Brinson Global Fund - Class I
                                                  Brinson Global Fund - Class N
                                                   UBS Investment Fund - Global

Global Equity Fund                         Brinson Global Equity Fund - Class I
                                           Brinson Global Equity Fund - Class N
                                            UBS Investment Fund - Global Equity

Global Bond Fund                             Brinson Global Bond Fund - Class I
                                             Brinson Global Bond Fund - Class N
                                              UBS Investment Fund - Global Bond

U.S. Balanced Fund                         Brinson U.S. Balanced Fund - Class I
                                           Brinson U.S. Balanced Fund - Class N
                                            UBS Investment Fund - U.S. Balanced

U.S. Equity Fund                             Brinson U.S. Equity Fund - Class I
                                             Brinson U.S. Equity Fund - Class N
                                              UBS Investment Fund - U.S. Equity

U.S. Large Cap Equity Fund         Brinson U.S. Large Cap Equity Fund - Class I
                                   Brinson U.S. Large Cap Equity Fund - Class N
                                    UBS Investment Fund - U.S. Large Cap Equity

U.S. Bond Fund                                 Brinson U.S. Bond Fund - Class I
                                               Brinson U.S. Bond Fund - Class N
                                                UBS Investment Fund - U.S. Bond

Global (Ex-U.S.) Equity Fund     Brinson Global (Ex-U.S.) Equity Fund - Class I
                                 Brinson Global (Ex-U.S.) Equity Fund - Class N
                                  UBS Investment Fund - Global (Ex-U.S.) Equity

U.S. Large Cap Growth Fund              Brinson U.S. Large Cap Growth - Class I
                                        Brinson U.S. Large Cap Growth - Class N
                                    UBS Investment Fund - U.S. Large Cap Growth

U.S. Small Cap Growth Fund         Brinson U.S. Small Cap Growth Fund - Class I
                                   Brinson U.S. Small Cap Growth Fund - Class N
                                    UBS Investment Fund - U.S. Small Cap Growth



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High Yield Fund                               Brinson High Yield Fund - Class I
                                              Brinson High Yield Fund - Class N
                                               UBS Investment Fund - High Yield

Emerging Markets Equity Fund     Brinson Emerging Markets Equity Fund - Class I
                                 Brinson Emerging Markets Equity Fund - Class N
                                  UBS Investment Fund - Emerging Markets Equity

Emerging Markets Debt Fund         Brinson Emerging Markets Debt Fund - Class I
                                   Brinson Emerging Markets Debt Fund - Class N
                                    UBS Investment Fund - Emerging Markets Debt

Global Biotech Fund                       Brinson Global Biotech Fund - Class I
                                          Brinson Global Biotech Fund - Class N
                                           UBS Investment Fund - Global Biotech

U.S. Real Estate Equity Fund     Brinson U.S. Real Estate Equity Fund - Class I
                                 Brinson U.S. Real Estate Equity Fund - Class N
                                  UBS Investment Fund - U.S. Real Estate Equity

U.S. Value Equity Fund                 Brinson U.S. Value Equity Fund - Class I
                                       Brinson U.S. Value Equity Fund - Class N
                                        UBS Investment Fund - U.S. Value Equity

Global Technology Fund                 Brinson Global Technology Fund - Class I
                                       Brinson Global Technology Fund - Class N
                                        UBS Investment Fund - Global Technology

U.S. Small Cap Equity Fund         Brinson U.S. Small Cap Equity Fund - Class I
                                   Brinson U.S. Small Cap Equity Fund - Class N
                                    UBS Investment Fund - U.S. Small Cap Equity

Amended as of February 28, 2000